Exhibit 99.1

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by SLMA, VG Funding and SLM ELC by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was fully disbursed;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.

Unless otherwise specified, all information with respect to the trust student loans is presented as of April 1, 2011, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $5,162,551 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 27 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

2004-5

COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	$1,758,555,231
Aggregate Outstanding Principal Balance – Treasury Bill	$303,506,220
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	17.26%
Aggregate Outstanding Principal Balance – Commercial Paper	$1,455,046,139
Percentage of Aggregate Outstanding Principal Balance – Commercial Paper	82.74%
Aggregate Outstanding Principal Balance – Other	$2,872
Percentage of Aggregate Outstanding Principal Balance – Other	*
Number of Borrowers	49,964
Average Outstanding Principal Balance Per Borrower	$35,196
Number of Loans	81,413
Average Outstanding Principal Balance Per Loan – Treasury Bill	$21,804
Average Outstanding Principal Balance Per Loan – Commercial Paper	$21,559
Average Outstanding Principal Balance Per Loan – Other	$2,872
Weighted Average Remaining Term to Scheduled Maturity	245 months
Weighted Average Annual Interest Rate	4.83%
___________
* Represents a percentage greater than 0% but less than 0.05%.

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.11% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the three-month commercial paper rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

The category “Treasury Bill—Other” in the table above represents the Health Education Assistance Loan Program (which we refer to as “HEAL” and the loans originated under such program as “HEAL Loans”) portion of any consolidation loans made under the FFELP which consolidated one or more Stafford Loans, SLS Loans and/or PLUS Loans with one or more student loans originated under the HEAL Program. These consolidation loans are guaranteed as to principal and interest by a guaranty agency and reinsured by the Department of Education. The HEAL portion of any consolidation loan is not eligible to receive special allowance payments or interest subsidy payments. The interest rate on the HEAL Loan segment of any such consolidation loan is variable and is reset each July 1, based upon the average bond-equivalent rate for 91-day Treasury bills auctioned during the three months ending June 30, plus 3.0%. In addition, the applicable interest rate on the HEAL Loan segment of any such consolidation loan is not subject to any cap on the interest rate.

2004-5

For this purpose, the three-month commercial paper rate is the average of the bond equivalent rates of the three-month commercial paper (financial) rates in effect for each of the days in a calendar quarter as reported by the Federal Reserve in Publication H.15 (or its successor) for that calendar quarter.  The 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE
Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	11,580	$222,074,987	12.6%
3.01% to 3.50%	16,232	290,511,998	16.5
3.51% to 4.00%	15,340	333,688,202	19.0
4.01% to 4.50%	16,718	351,859,910	20.0
4.51% to 5.00%	2,511	75,144,162	4.3
5.01% to 5.50%	1,007	32,455,179	1.8
5.51% to 6.00%	1,119	38,924,298	2.2
6.01% to 6.50%	890	29,472,017	1.7
6.51% to 7.00%	1,204	31,671,951	1.8
7.01% to 7.50%	1,129	29,070,941	1.7
7.51% to 8.00%	4,871	110,434,343	6.3
8.01% to 8.50%	3,014	71,405,634	4.1
Equal to or greater than 8.51%	5,798	141,841,609	8.1
Total	81,413	$1,758,555,231	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

2004-5

DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE
Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	3,867	$10,529,617	0.6%
$5,000.00 -$ 9,999.99	7,409	57,461,559	3.3
$10,000.00-$14,999.99	6,531	80,446,344	4.6
$15,000.00-$19,999.99	5,363	93,105,941	5.3
$20,000.00-$24,999.99	4,018	90,044,603	5.1
$25,000.00-$29,999.99	3,164	86,566,905	4.9
$30,000.00-$34,999.99	2,667	86,577,585	4.9
$35,000.00-$39,999.99	2,362	88,466,534	5.0
$40,000.00-$44,999.99	1,983	84,232,870	4.8
$45,000.00-$49,999.99	1,598	75,800,272	4.3
$50,000.00-$54,999.99	1,445	75,819,504	4.3
$55,000.00-$59,999.99	1,252	71,964,024	4.1
$60,000.00-$64,999.99	1,001	62,515,450	3.6
$65,000.00-$69,999.99	852	57,500,995	3.3
$70,000.00-$74,999.99	765	55,474,926	3.2
$75,000.00-$79,999.99	646	50,019,000	2.8
$80,000.00-$84,999.99	573	47,206,870	2.7
$85,000.00-$89,999.99	466	40,722,633	2.3
$90,000.00-$94,999.99	420	38,853,407	2.2
$95,000.00-$99,999.99	360	35,087,961	2.0
$100,000.00 and above	3,222	470,158,229	26.7
Total	49,964	$1,758,555,231	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	74,163	$1,567,358,800	89.1%
31-60 days	2,731	68,437,144	3.9
61-90 days	1,380	35,291,088	2.0
91-120 days	644	19,997,782	1.1
121-150 days	484	13,110,156	0.7
151-180 days	478	13,439,513	0.8
181-210 days	363	10,774,560	0.6
Greater than 210 days	1,170	30,146,188	1.7
Total	81,413	$1,758,555,231	100.0%

2004-5

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	126	$63,933	*
4 to12	401	539,251	*
13 to 24	845	2,325,084	0.1%
25 to 36	823	4,309,989	0.2
37 to 48	1,320	7,548,434	0.4
49 to 60	1,453	9,351,042	0.5
61 to 72	1,999	13,557,993	0.8
73 to 84	1,385	13,855,849	0.8
85 to 96	4,082	29,182,686	1.7
97 to 108	7,035	50,116,351	2.8
109 to 120	2,867	31,286,040	1.8
121 to 132	2,949	52,765,357	3.0
133 to 144	2,387	44,107,920	2.5
145 to 156	4,818	61,673,257	3.5
157 to 168	7,209	88,587,919	5.0
169 to 180	3,247	47,439,004	2.7
181 to 192	2,289	37,415,767	2.1
193 to 204	1,702	33,731,963	1.9
205 to 216	3,293	67,920,337	3.9
217 to 228	5,826	122,921,387	7.0
229 to 240	2,815	62,918,486	3.6
241 to 252	1,836	45,893,637	2.6
253 to 264	1,240	34,683,026	2.0
265 to 276	2,896	102,023,569	5.8
277 to 288	5,540	211,960,477	12.1
289 to 300	2,796	108,485,029	6.2
301 to 312	2,002	90,229,152	5.1
313 to 324	1,032	53,365,607	3.0
325 to 336	960	53,683,963	3.1
337 to 348	1,252	75,805,196	4.3
349 to 360	1,615	106,181,952	6.0
361 and above	1,373	94,625,573	5.4
Total	81,413	$1,758,555,231	100.0%
* Represents a percentage greater than 0% but less than 0.05%.

We have determined the numbers of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

2004-5

DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	8,112	$190,157,789	10.8%
Forbearance	6,975	210,051,897	11.9
Repayment
First year in repayment	3,896	139,453,225	7.9
Second year in repayment	3,730	121,563,036	6.9
Third year in repayment	2,919	81,242,238	4.6
More than 3 years in repayment	55,781	1,016,087,045	57.8
Total	81,413	$1,758,555,231	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 65.9 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

2004-5

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	13.7	-	266.7
Forbearance	-	4.4	279.3
Repayment	-	-	233.4

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $190,157,789 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $92,139,282 or approximately 48.5% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

2004-5

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	637	$15,192,071	0.9%
Alaska	138	3,663,309	0.2
Arizona	1,795	40,825,511	2.3
Arkansas	442	8,304,234	0.5
California	8,966	214,911,825	12.2
Colorado	1,392	29,646,389	1.7
Connecticut	1,212	26,002,788	1.5
Delaware	253	6,043,607	0.3
District of Columbia	527	12,173,791	0.7
Florida	5,144	122,727,032	7.0
Georgia	2,602	66,598,606	3.8
Hawaii	329	8,298,735	0.5
Idaho	286	6,761,942	0.4
Illinois	3,463	71,211,592	4.0
Indiana	2,349	42,302,143	2.4
Iowa	437	8,275,361	0.5
Kansas	1,746	27,968,378	1.6
Kentucky	551	10,670,947	0.6
Louisiana	2,141	48,971,459	2.8
Maine	215	3,931,383	0.2
Maryland	2,490	55,993,104	3.2
Massachusetts	2,866	54,146,477	3.1
Michigan	1,631	38,343,990	2.2
Minnesota	1,170	22,329,788	1.3
Mississippi	639	13,869,782	0.8
Missouri	1,959	36,734,772	2.1
Montana	103	1,897,677	0.1
Nebraska	216	5,045,037	0.3
Nevada	517	9,994,819	0.6
New Hampshire	392	7,889,590	0.4
New Jersey	2,218	51,785,158	2.9
New Mexico	285	6,481,600	0.4
New York	6,048	134,902,689	7.7
North Carolina	1,717	35,459,380	2.0
North Dakota	73	1,655,387	0.1
Ohio	2,619	53,251,786	3.0
Oklahoma	1,737	33,354,628	1.9
Oregon	1,203	23,457,052	1.3
Pennsylvania	3,251	65,980,870	3.8
Rhode Island	188	4,268,984	0.2
South Carolina	717	17,469,140	1.0
South Dakota	89	2,096,646	0.1
Tennessee	969	19,958,810	1.1
Texas	6,054	127,667,967	7.3
Utah	277	7,134,778	0.4
Vermont	113	2,115,788	0.1
Virginia	2,629	52,283,516	3.0
Washington	2,325	46,532,130	2.6
West Virginia	450	9,080,140	0.5
Wisconsin	929	18,710,929	1.1
Wyoming	103	2,603,172	0.1
Other	811	21,578,545	1.2
Total	81,413	$1,758,555,231	100.0%

2004-5

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

2004-5

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE
Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	50,791	$967,330,542	55.0%
Other Repayment Options(1)	30,622	791,224,689	45.0
Total	81,413	$1,758,555,231	100.0%
(1) Includes, among others, graduated repayment and interest-only period loans.

With respect to interest-only loans, as of the statistical disclosure date, there are 5,920 loans with an aggregate outstanding principal balance of $207,920,616 currently in an interest-only period.  These interest-only loans represent approximately 11.8% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE
Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	37,781	$696,249,636	39.6%
Unsubsidized	43,632	1,062,305,596	60.4
Total	81,413	$1,758,555,231	100.0%

2004-5

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE
Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	1,269	$24,198,567	1.4%
October 1, 1993 through June 30, 2006	80,144	1,734,356,664	98.6
July 1, 2006 and later	0	0	0.0
Total	81,413	$1,758,555,231	100.0%

The following table provides information about the trust student loans regarding date of disbursement.

2004-5

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE
Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	3,790	$70,258,130	4.0%
College Assist	91	1,860,916	0.1
Educational Credit Management Corporation	1,598	34,556,082	1.9
Florida Office of Student Financial Assistance	1,151	18,328,602	1.0
Georgia Student Finance Commission	2	10,507	*
Great Lakes Higher Education Corporation	1,025	24,789,265	1.4
Illinois Student Assistance Commission	2,935	57,120,497	3.2
Iowa College Student Aid Commission	145	2,142,128	0.1
Kentucky Higher Education Assistance Authority	188	3,572,058	0.2
Louisiana Office of Student Financial Assistance	734	14,606,517	0.8
Michigan Guaranty Agency	809	15,939,423	0.9
Montana Guaranteed Student Loan Program	6	119,987	*
Nebraska National Student Loan Program	11	227,121	*
New Jersey Higher Education Student Assistance Authority	3,034	51,609,670	2.9
New York State Higher Education Services Corporation	8,357	177,230,802	10.1
Northwest Education Loan Association	712	16,402,149	0.9
Oklahoma Guaranteed Student Loan Program	1,866	34,919,554	2.0
Pennsylvania Higher Education Assistance Agency	8,260	159,076,846	9.0
Student Loan Guarantee Foundation of Arkansas	249	4,979,942	0.3
Tennessee Student Assistance Corporation	140	4,679,219	0.3
Texas Guaranteed Student Loan Corporation	7,809	164,102,809	9.3
United Student Aid Funds, Inc.	38,501	902,023,006	51.3
Total	81,413	$1,758,555,231	100.0%
* Represents a percentage greater than 0% but less than 0.05%.

2004-5

SIGNIFICANT GUARANTOR
INFORMATION

The information shown for the Significant Guarantors relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantors.

We obtained the following information from various sources, including from the Significant Guarantors and/or from the Department of Education.  None of the depositor, SLM ECFC, the servicer, their affiliates or the remarketing agent has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. (“USA Funds”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.   In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students who are enrolled at or plan to attend approved educational institutions; (ii) guarantees education loans made pursuant to certain loan programs under the Higher Education Act of 1965, as amended (“the Act”), as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Act in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USA Funds contracts with Sallie Mae, Inc., a wholly owned subsidiary of SLM Corporation. USA Funds also contracts with Student Assistance Corporation, a wholly owned subsidiary of SLM Corporation. SLM Corporation and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

Effective December 13, 2004, USA Funds became the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”). Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a “guaranty agency” as defined in Section 435(j) of the Act. The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal

2004-5

financial interest, or to ensure the continued availability of loans to student- or parent-borrowers.

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans. The rate of reinsurance ranges from 100 percent to 75 percent of USA Funds’ losses on default-claim payments made to lenders. The Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency.  Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency). The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund. The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

On March, 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program, effective for loans whose first disbursement was after June 30, 2010. As a result of the new statute, USA Funds will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2010, USA Funds held net assets on behalf of the federal reserve fund of approximately $366 million. Through September 30, 2010, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $92 billion.  Also, as of September 30, 2010, USA Funds had operating fund assets totaling slightly over $1 billion, which includes the $366 million of net assets held on behalf of the federal reserve fund.

USA Funds’ “reserve ratio” complies with the U.S. Department of Education definition, which is determined by dividing the fund balance reserves, including non-cash allowance and other non-cash, in a guarantor’s federal reserve fund, by the total amount of loans outstanding. Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2006	2007	2008	2009	2010
United Student Aid Funds, Inc.	0.26%	0.28%	0.33%	0.38%	0.40%

USA Funds’ “guarantee volume” is the approximate aggregate principal amount of federally reinsured education loans (including subsidized and unsubsidized Stafford

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and PLUS loans but excluding consolidation loans) guaranteed by USA Funds.  For the last five fiscal years, the “guarantee volume” was as follows:

	Loans Guaranteed
	Federal Fiscal Year
	($ in millions)
Guarantor	2006	2007	2008	2009	2010
United Student Aid Funds, Inc.	$12,586	$15,581	$17,202	$20,067	$7,705

USA Funds’ “recovery rate,” which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USA Funds during the fiscal year by the aggregate amount of default claims paid by USA Funds outstanding at the end of the prior fiscal year.  For the last five fiscal years, the “recovery rate” was as follows:

	Recovery Rate
	Federal Fiscal Year
Guarantor	2006	2007	2008	2009	2010
United Student Aid Funds, Inc.	38.03%	40.30%	45.60%	36.19%	32.90%

USA Funds’ “claims rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year, less amounts remitted to the Secretary for defaulted loans that are rehabilitated relative to USA Funds’ existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years, the “claims rate” was as follows:

	Claims Rate
	Federal Fiscal Year
Guarantor	2006	2007	2008	2009	2010
United Student Aid Funds, Inc.	1.21%	2.13%	2.07%	1.92%	1.69%

In addition, USA Funds’ “loss rate” represents the percentage of claims purchased from lenders but not covered by reinsurance.  For the last five fiscal years, the “loss rate” was as follows: 2010 – 4.70 percent; 2009 – 4.62 percent; 2008 – 4.26 percent; 2007 – 4.07 percent; 2006 – 3.84 percent.

USA Funds is headquartered in Fishers, Indiana.  USA Funds will provide a copy of its most recent annual report upon receipt of a written request directed to its headquarters at P.O. Box 6028, Indianapolis, Indiana 46206-6028, Attention: Director, Corporate Communications.

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NEW YORK STATE HIGHER EDUCATION SERVICES CORPORATION

New York State Higher Education Services Corporation (HESC) was organized in 1975 as an agency of the State of New York, pursuant to an act of the New York legislature, to expand educational opportunities for students.  HESC administers the New York Tuition Assistance Program and a variety of state scholarships in addition to acting as a guarantee agency under the Federal Family Education Loan Program (“FFELP”).  HESC is the designated guarantee agency for the State of New York, and guarantees all types of FFELP Loans.  In 2009, the New York State Legislature created the New York Higher Education Loan Program (NYHELPs) and designated HESC as its administrator.  NYHELPs is a private student loan program for New York State residents attending participating institutions in the State.

As a result of the March 30, 2010 enactment of the Health Care and Education Reconciliation Act of 2010 (HCERA) (HR4872), the FFELP was eliminated effective July 1, 2010.  No new (first disbursed) Stafford, PLUS or consolidation loans may be disbursed through the FFELP after June 30, 2010.  Existing FFELP loans will continue to be eligible for program benefits.  Beginning July 1, 2010, all new Stafford, PLUS and consolidation loans will be made under the U. S. Department of Education’s Direct Loan Program.

For the FFELP, HESC will continue to have responsibility for providing collection assistance to lenders for delinquent loans, paying lender claims for loans in default, and collection activities on loans after purchase by HESC.  In addition to the FFELP, HESC continues to perform residual administrative activities of the State guaranteed loan program in which no new loans have been guaranteed since 1984.

HESC has a Federal Student Loan Reserve Fund (the “Federal Fund”) and an Agency Operating Fund to account for FFELP activity.  The Federal Fund assets, and earnings on those assets, are restricted in use and are considered property of the Department of Education.  The Agency Operating Fund is considered property of HESC, and its assets and earnings may be used generally for guarantee agency and other student financial aid related activities.

As of September 30, 2010, HESC had total FFELP assets of approximately $164.7 million (including balances for both the Federal Fund and the Agency Operating Fund) and had a total of approximately $23.0 billion in original principal amount of loans outstanding.

Guarantee Volume:  HESC guaranteed the following amounts for the last five federal fiscal years ending September 30 (excluding consolidation loans):

	FFELP Loan Volume
	Fiscal Year
	($ in millions)
Guarantor	2006	2007	2008	2009	2010
New York State Higher Education Services Corporation	$2,970	$3,164	$3,551	$3,642	$799

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Reserve Ratio:  A guarantee agency’s reserve ratio is determined by dividing its Federal Fund balance by the original principal amount of loans outstanding. HESC’s reserve ratio for the last five federal fiscal years ending September 30 is as follows:

	Reserve Ratio
	Fiscal Year
Guarantor	2006	2007	2008	2009	2010
New York State Higher Education Services Corporation	0.25%	0.29%	0.29%	0.30%	0.33%

Recovery Rates:  The Department of Education calculates a guaranty agency’s recovery rate by dividing the amount recovered from borrowers during a federal fiscal year by the guaranty agency’s outstanding default loan portfolio (beginning inventory) at the end of the prior federal fiscal year.  HESC’s recovery rate for each of the past five federal fiscal years ending September 30 provided below uses the Department of Education’s calculation method:

	Recovery Rate
	Fiscal Year
Guarantor	2006	2007	2008	2009	2010
New York State Higher Education Services Corporation	19.59%	26.54%	32.12%	23.64%	23.46%

Claims Rate:  A guaranty agency’s claims rate is determined by dividing the amount of federal reinsurance claims paid by the Department of Education during a federal fiscal year by the original principal amount of loans in repayment at the end of the prior federal fiscal year.  HESC’s claims rate for each of the past five federal fiscal years ending September 30 is as follows:

	Claims Rate
	Fiscal Year
Guarantor	2006	2007	2008	2009	2010
New York State Higher Education Services Corporation	1.50%	1.42%	1.60%	1.93%	1.86%

HESC is headquartered at 99 Washington Avenue, Albany, New York 12255.  Its most recent annual report is available on its web site, www.hesc.org.

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